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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT Y

                       SUPPLEMENT DATED FEBRUARY 17, 2003
                    TO THE PROSPECTUSES DATED AUGUST 9, 2002
          WHICH DESCRIBES LINCOLN SVUL-III AND AMERICAN LEGACY SVUL-III

Please review this Supplemental Term Insurance Rider Supplement carefully, because it contains new information not in the Prospectus. Keep this Supplement with the Prospectus for reference.

1. THE FOLLOWING IS ADDED TO THE END OF THE "COST OF INSURANCE" SECTION OF CHARGES AND FEES.

If you have elected certain Riders for your Policy, there will be additional charges added to your monthly deduction.

2. THE FOLLOWING IS ADDED IMMEDIATELY PRECEDING THE "DEATH BENEFIT OPTIONS" SECTION OF DEATH BENEFITS.

You may also select the Supplemental Term Insurance Rider, which provides an additional Term Insurance Benefit Amount. See the Riders section of this Prospectus.

3. THE FOLLOWING IS ADDED TO THE END OF THE "NO LAPSE PROVISION" SECTION OF LAPSE AND REINSTATEMENT.

If you have selected the Supplemental Term Insurance Rider, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, Age 100. For the 10 and 20 Year No Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the No Lapse Provision apply.

4. THE FOLLOWING IS ADDED TO THE END OF THE "RIDERS" SECTION OF OTHER POLICY PROVISIONS.

SUPPLEMENTAL TERM INSURANCE RIDER

This Rider, if desired, must be selected at the time of application. This Rider provides annually renewable non-convertible term insurance, which terminates when the younger Insured named in the Policy Specifications reaches, or would have reached, Age 100. Upon death of the Second Insured, the Company will pay the Term Insurance Benefit Amount, in addition to the Death Benefit Proceeds of the Death Benefit Option in effect on your Policy.

There is a Monthly Rider Cost for this benefit. This is determined by the Company, based on the Age, policy duration, underwriting category and gender of each Insured, and the Term Insurance Benefit Amount shown on the Policy Specifications Page.

This Rider will limit the maximum period during which the Policy is guaranteed not to lapse under the No Lapse Provision. If you have chosen the Age 100 No Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, Age 100. For the 10 and 20 Year No Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the No Lapse Provision apply.

This Rider terminates on the earliest of:
        1)  the date you request to terminate the Rider,
        2)  when the Policy lapses,
        3)  when the Policy is fully surrendered,
        4)  when the younger Insured reaches, or would have reached, Age 100, or
        5)  the Second Death.

If the Policy is reinstated, the Rider will likewise be reinstated, provided enough premium is paid to cover the Monthly Deductions and the Monthly Rider Costs.